EXECUTION COPY






                              PLEDGE AGREEMENT


                                  between



                Aegis Capital Markets, Inc. (d/b/a Markets)
                                 as Pledgor


                                    AND


                             III Finance, Ltd.
                                    and
                             III Global, Ltd.,

                                 as Lenders



                         Dated as of March 14, 1997

                              PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (the
"Pledge Agreement"), dated as of March 14, 1997, is executed by and among AEGIS CAPITAL MARKETS, INC.
(D/B/A MARKETS), a Delaware corporation (the "Pledgor"),
III FINANCE, LTD., a Cayman Islands corporation
("Finance") and III GLOBAL, LTD., a Cayman Islands Corporation ("Global" and together with Finance, the "Lenders" and each individually a "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the "Loan and Security Agreement" (as defined below).

                                WITNESSETH:

         WHEREAS, Aegis Auto Finance,
Inc., a Delaware corporation (the "Borrower") and the Lenders have entered into a certain Loan and Security
Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Loan and Security Agreement"), pursuant to which the Lenders have agreed, subject to certain conditions precedent, to make loans and other financial accommodations to the Borrower from time to time;

         WHEREAS, the Pledgor directly
owns 100% of the issued and outstanding capital stock of Commission Finance 92-1 Incorporated, Receivables Finance
93-1 Incorporated, MF Receivable Finance Company and MF Commission Finance 1994-1 Corporation(such direct subsidiaries and any other subsidiary acquired or formed by the Pledgor, the "Direct Subsidiaries") and will derive direct and indirect economic benefit from the loans and other financial accommodations made to the Borrower under the Loan and Security Agreement; and

         WHEREAS, the Lenders have
required, as a condition to their entering into the Loan and Security Agreement, that the Pledgor execute and deliver this Pledge Agreement;

         NOW, THEREFORE, for and in
consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of the Borrower pursuant to the Loan and Security Agreement or any other agreement, instrument or document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Lenders hereby agree as follows:

         1.  Pledge.  The Pledgor hereby
pledges to the Lenders, and grants to the Lenders a security interest in, the following (collectively, the "Pledged
Collateral"):

         (a)  The shares of the capital stock
    of each Direct Subsidiary, now or at any time or times hereafter owned by the Pledgor, and the certificates representing the shares of such capital stock (such now-owned shares being identified on
    Exhibit A next to each Direct Subsidiary), all options and warrants for the purchase of shares of the stock of any Direct
    Subsidiary now or hereafter held in the
    name of the Pledgor (all of said capital stock, options and warrants and all capital stock held in the name of the Pledgor as a result of the exercise of such options or warrants being hereinafter collectively referred to as the "Pledged Stock"), herewith delivered to the Lenders accompanied by stock powers in the form of Exhibit B attached hereto and made a part hereof (the "Powers") duly executed in blank, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Stock;

         (b)  All additional shares of stock
    of any Direct Subsidiary from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged
    Stock and the Lenders are irrevocably
    authorized to amend Exhibit A from time
    to time to reflect such additional shares), and all options, warrants, dividends, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

         (c)  The property and interests in
    property described in Section 3 below; and

         (d)  All proceeds of the foregoing.

         2.  Security for Liabilities.  The
Pledged Collateral secures the prompt payment, performance and observance of (i) the Borrower's obligations and liabilities under the Loan and Security Agreement and each agreement, document or instrument executed pursuant to or in connection with the Loan and Security Agreement and (ii) the Pledgor's obligations and liabilities under this Pledge Agreement and each agreement, document or instrument executed pursuant to or in connection with this Pledge Agreement (all such obligations and liabilities of the Pledgor and the Borrower now or hereafter existing being hereinafter referred to as the "Liabilities").

         3.  Pledged Collateral Adjustments.
If, during the term of this Pledge Agreement:

         (a)  Any stock dividend,
    reclassification, readjustment or other
    change is declared or made in the capital structure of any Direct Subsidiary, or any option included within the Pledged
    Collateral is exercised, or both, or

         (b)  Any subscription warrants or
    any other rights or options shall be issued in connection with the Pledged Collateral,

then all new, substituted and additional shares, warrants, rights, options or other securities, issued by reason of any of the foregoing, shall be immediately delivered to and held by the Lenders under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder; provided, however, that nothing contained in this Section 3 shall be deemed to permit any stock dividend, issuance of additional stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of a Direct Subsidiary which is not permitted in the Loan and Security Agreement.

         4.  Subsequent Changes Affecting
Pledged Collateral. The Pledgor represents and warrants that it has made its own arrangements for keeping itself informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Lenders shall have no obligation to inform the Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Lenders may, after the occurrence of an Event of Default, without notice and at their option, transfer or register the Pledged Collateral or any part thereof into their respective or their respective nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, the Lenders may at any time exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

         5.  Representations and Warranties.
The Pledgor represents and warrants as follows:

         (a)  The Pledgor is the legal and
beneficial owner of the Pledged Stock, which represents
100% of the issued and outstanding common stock of each Direct Subsidiary identified on Exhibit A, free and clear of any Lien except for the security interest created by this Pledge Agreement and the Pledgor owns no other stock other than that identified on Exhibit A;

         (b)  The Pledgor has full corporate
power and authority to enter into this Pledge Agreement;

         (c)  There are no restrictions upon
the voting rights associated with, or upon the transfer of, any of the Pledged Collateral;

         (d)  The Pledgor has the right to
vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any Liens;

         (e)  No authorization, approval, or
other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either
(i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor or (ii) for the exercise by the Lenders of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally);

         (f)  The pledge of the Pledged
Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged
Collateral, in favor of the Lenders, securing the payment and performance of the Liabilities; and

         (g)  The Powers are duly executed
and give the Lenders the authority they purport to confer.

         6.  Voting Rights.  During the term
of this Pledge Agreement, and except as provided in this
Section 7(b) below, the Pledgor shall have the right to vote the Pledged Stock on all corporate questions in a manner not inconsistent with the terms of this Pledge Agreement, the Loan and Security Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith. After the occurrence of an Event of Default, the Lenders or either of the Lenders' nominees may, at the Lenders' or such nominee's option and following written notice from the Lenders to the Pledgor, exercise all voting powers pertaining to the Pledged Collateral, including the right to take action by shareholder consent. Such authorization shall constitute an irrevocable voting proxy from the Pledgor to the Lenders or, at the Lenders' option, to the Lenders' nominees.

         7.  Dividends and Other
Distributions. (a) So long as no Event of Default or Default shall have occurred:

         (i)  The Pledgor shall be entitled to
receive and retain any and all dividends and interest paid in respect of the Pledged Collateral, provided, however, that any and all

         (A)  dividends and interest paid or
    payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

         (B)  dividends and other
    distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

         (C)  cash paid, payable or otherwise
    distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

shall be Pledged Collateral, and shall be forthwith delivered to the Lenders to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the Lenders, be segregated from the other property or funds of the Pledgor, and be delivered immediately to the Lenders as Pledged Collateral in the same form as so received (with any necessary endorsement); and

         (ii)  The Lenders shall execute and
deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to receive the dividends or interest payments which it is authorized to receive and retain pursuant to clause (i) above.

         (b) After the occurrence of an
Event of Default:

         (i)  All rights of the Pledgor to
receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to
Section 7(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Lenders, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments;

         (ii)  All dividends and interest
payments which are received by the Pledgor contrary to the provisions of clause (i) of this Section 7(b) shall be received in trust for the Lenders, shall be segregated from other funds of the Pledgor and shall be paid over immediately to the Lenders as Pledged Collateral in the same form as so received (with any necessary endorsements);

         (iii)  The Pledgor shall, upon the
request of the Lenders, at Pledgor's expense, use its best efforts to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Lenders;

         (iv)  The Pledgor shall, upon the
request of the Lenders, at the Pledgor's expense, do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor will reimburse the Lenders for all expenses incurred by the Lenders, including, without limitation, reasonable attorneys' and accountants' fees and expenses in connection with the foregoing. The Pledgor agrees that, in light of the fact that federal and state securities laws impose certain restrictions on the method by which the Pledged Collateral may be sold, it will be commercially reasonable if a private sale, upon at least ten (10) days' notice to the Pledgor, is arranged so as to avoid a public offering, even though the sales price established and/or obtained at such private sale may be substantially less than prices which could have been obtained for such security on any market or exchange or in any other public sale.

         8.  Transfers and Other Liens.  The
Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Lenders, or
(ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement.

         9.  Remedies.  (a)  The Lenders
shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of New York. After the occurrence of an Event of Default and following written notice to the Pledgor, the Lenders (personally or through an agent) are hereby authorized and empowered to transfer and register in their name or in the name of their nominee the whole or any part of the Pledged Collateral, to exercise all voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, and to otherwise act with respect to the Pledged Collateral as though the Lenders were the outright owners thereof. The Pledgor hereby irrevocably constitutes and appoints each Lender as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, such proxy becoming effective upon the occurrence of an Event of Default and following written notice thereof; provided, however, that the Lenders shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. In addition, after the occurrence of an Event of Default, the Lenders shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Lenders or which the Lenders shall otherwise have the ability to transfer under applicable law, each Lender may, in its sole discretion, without notice except as specified below, after the occurrence of an Event of Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as such Lender may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. The Lenders may, in their own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. The Pledgor will pay to the Lenders all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incidental to, the enforcement of any of the provisions hereof. The Lenders agree to distribute any proceeds of the sale of the Pledged Collateral in accordance with the Loan and Security Agreement and the Pledgor shall remain liable for any deficiency following the sale of the Pledged
Collateral.

         (b)  Unless any of the Pledged
Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Lenders will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, the Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by the Pledgor as provided in
Section 25 below at least ten (10) days before the time of the sale or disposition; provided, however, that the Lenders may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

         (c)  In view of the fact that federal
and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, the Pledgor agrees that after the occurrence of an Event of Default, the Lenders may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Lenders may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Lenders, in their reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Lenders solicit such offers from not less than three (3) such investors, then the acceptance by the Lenders of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral; provided, however, that this Section does not impose a requirement that the Lenders solicit offers from three or more investors in order for the sale to be commercially reasonable.

         10.  Security Interest Absolute.  All
rights of the Lenders and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

         (a)  Any lack of validity or
    enforceability of the Loan and Security
    Agreement or any other agreement or
    instrument relating thereto;

         (b)  Any change in the time,
    manner or place of payment of, or in any other term of, all or any part of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Loan and Security Agreement;

         (c)  Any exchange, release or
    non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Liabilities; or

         (d)  any other circumstance which
    might otherwise constitute a defense
    available to, or a discharge of, the Pledgor in respect of the Liabilities or of this Pledge Agreement.

         11.  Lenders Appointed
Attorney-in-Fact. The Pledgor hereby appoints each Lender its attorney-in-fact, with full authority, in the name of the Pledgor or otherwise, after the occurrence of an Event of Default, from time to time in such Lender's sole discretion, to take any action and to execute any instrument which such Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of a Direct Subsidiary to the name of the Lenders or their nominees.

         12.  Waivers.  (a) The Pledgor
waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or Event of Default with respect to any of the Liabilities and all other notices to which the Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the Loan and Security Agreement.

         (b) The Pledgor agrees that all of
its obligations under this Pledge Agreement shall remain in full force and effect without defense, offset or counterclaim of any kind, notwithstanding that the Pledgor's rights against the Borrower may be impaired, destroyed or otherwise affected by reason of any action or inaction on the part of the Lenders.

         (c)  The Pledgor hereby expressly
waives the benefits of any laws purporting to allow a guarantor or pledgor to revoke a continuing guaranty or pledge with respect to any transactions occurring after the date of the guaranty or pledge.

         13.  Term.  This Pledge Agreement
shall remain in full force and effect until the Liabilities have been fully and indefeasibly paid in cash, all commitments to lend under the Loan and Security Agreement have expired and the Loan and Security Agreement has been terminated pursuant to its terms. Upon the termination of this Pledge Agreement as provided above (other than as a result of the sale of the Pledged Collateral), the Lenders will release the security interest created hereunder and, if they then have possession of the Pledged Stock, will deliver the Pledged
Stock and the Powers to the Pledgor.

         14.  Definitions.  The singular shall
include the plural and vice versa and any gender shall include any other gender as the context may require.

         15.  Successors and Assigns.  This
Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Lenders and their respective successors and assigns. The Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Pledgor.

         16.  GOVERNING LAW.  THIS
PLEDGE AGREEMENT HAS BEEN EXECUTED AND
DELIVERED BY THE PARTIES HERETO IN NEW
YORK, NEW YORK.  ANY DISPUTE BETWEEN THE
LENDERS AND THE PLEDGOR ARISING OUT OF OR
RELATED TO THE RELATIONSHIP ESTABLISHED
BETWEEN THEM IN CONNECTION WITH THIS
PLEDGE AGREEMENT, AND WHETHER ARISING IN
CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL
BE RESOLVED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK, INCLUDING SECTION 5-
1401 OF THE GENERAL OBLIGATIONS LAWS BUT
OTHERWISE WITHOUT REGARD TO CONFLICTS OF
LAWS PROVISIONS.

         17.  Consent to Jurisdiction;
Counterclaims; Forum Non Conveniens. (a) Exclusive Jurisdiction. Except as provided in subsection (b) of this
Section 17, the Lenders and the Pledgor agree that all disputes between them arising out of or related to the relationship established between them in connection with this Pledge Agreement, whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in New York, New York, but the parties acknowledge that any appeals from those courts may have to be heard by a court located outside of New York, New York.

         (b)  Other Jurisdictions.  The
Lenders shall have the right to proceed against the Pledgor or its property in a court in any location to enable the Lenders to obtain personal jurisdiction over the Pledgor, to realize on the Pledged Collateral or any other security for the Liabilities or to enforce a judgment or other court order entered in favor of the Lenders. The Pledgor shall not assert any permissive counterclaims in any proceeding brought by the Lenders arising out of or relating to this Pledge Agreement.

         (c)  Venue; Forum Non
Conveniens. Each of the Pledgor and each of the Lenders waives any objection that it may have (including, without limitation, any objection to the laying of venue or based on forum non conveniens) to the location of the court in which any proceeding is commenced in accordance with this Section 17.

         18.  WAIVER OF JURY TRIAL.
EACH OF THE PLEDGOR AND THE LENDERS WAIVES
ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE,
WHETHER SOUNDING IN CONTRACT, TORT, OR
OTHERWISE, BETWEEN THE LENDERS AND THE
PLEDGOR ARISING OUT OF OR RELATED TO THE
TRANSACTIONS CONTEMPLATED BY THIS PLEDGE
AGREEMENT OR ANY OTHER INSTRUMENT,
DOCUMENT OR AGREEMENT EXECUTED OR
DELIVERED IN CONNECTION HEREWITH.  EITHER
THE PLEDGOR OR A LENDER MAY FILE AN
ORIGINAL COUNTERPART OR A COPY OF THIS
PLEDGE AGREEMENT WITH ANY COURT AS
WRITTEN EVIDENCE OF THE CONSENT OF THE
PARTIES HERETO TO THE WAIVER OF THEIR RIGHT
TO TRIAL BY JURY.

         19.  Waiver of Bond.  The Pledgor
waives the posting of any bond otherwise required of the Lenders in connection with any judicial process or proceeding to realize on the Collateral or any other security for the Liabilities, to enforce any judgment or other court order entered in favor of the Lenders, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Pledge Agreement or any other agreement or document between the Lenders and the Pledgor.

         20.  Advice of Counsel.  The
Pledgor represents and warrants to the Lenders that it has consulted with its legal counsel regarding all waivers under this Pledge Agreement, including without limitation those under Section 12 and Sections 16 through 19 hereof, that it believes that it fully understands all rights that it is waiving and the effect of such waivers, that it assumes the risk of any misunderstanding that it may have regarding any of the foregoing, and that it intends that such waivers shall be a material inducement to the Lenders to extend the indebtedness secured hereby.

         21.  Severability.  Whenever
possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         22.  Further Assurances.  The
Pledgor agrees that it will cooperate with the Lenders and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as the Lenders may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.

         23.  The Lenders' Duty of Care.
The Lenders shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Lenders' (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in the Lenders' possession. Without limiting the generality of the foregoing, the Lenders shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall constitute part of the Liabilities secured hereby.

         24.  Notices.  All notices and other
communications required or desired to be served, given or delivered hereunder shall be made in writing or by a telecommunications device capable of creating a written record and shall be addressed to the party to be notified as follows:

if to the Pledgor, at

         Aegis Capital Markets, Inc. (d/b/a
Markets)
         525 Washington Boulevard
         Jersey City, New Jersey  07310
         Attention: President
         Telecopy:  (201) 418-7379

if to the Lender, at

         III Finance, Ltd.
         III Global, Ltd.
         c/o Admiral Administration Ltd.
         Anchorage Center, 2nd Floor
         Grand Cayman, Cayman Islands
         British West Indies
         Attention: David Bree
         Telecopy:  (345) 949-0705

with a copy to

         III Offshore Advisors
         250 South Australian Avenue, Suite
600
         West Palm Beach, Florida  33401
         Attention: Robert Fasulo
         Telecopy: (407) 655-5496

or, as to each party, at such other address as designated by such party in a written notice to the other party. All such notices and communications shall be deemed to be validly served, given or delivered (i) three (3) days following deposit in the United States mails, with proper postage prepaid; (ii) upon delivery thereof if delivered by hand to the party to be notified; (iii) one Business Day after delivery thereof to a reputable overnight courier service, with delivery charges prepaid; or (iv) upon transmission thereof with confirmation of successful transmission from the sending telecommunications device, if sent by telecommunications device.

         25.  Amendments, Waivers and
Consents. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by each of the Lenders pursuant to the terms of the Loan and Security Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         26.  Section Headings.  The section
headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

         27.  Execution in Counterparts.
This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

         28.  Merger.  This Pledge
Agreement represents the final agreement of the Pledgor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Pledgor and the Lenders.

         29.  Bailment, Agency for
Possession. Each of the Lenders hereby appoints [III Offshore Advisors] as their agent for purposes of perfecting their respective security interests and liens on the Pledged Collateral. To the extent that either Lender obtains possession of the Pledged Collateral, such Lender shall hold such Pledged Collateral as agent for itself and the other Lender.

         IN WITNESS WHEREOF, the
Pledgor and the Lenders have executed this Pledge
Agreement as of the date set forth above.



    AEGIS CAPITAL MARKETS, INC.

      (D/B/A MARKETS)



    By:  _________________________

         Name: ___________________

         Title: __________________



                                  III
                                  FINA
                                  NCE,
                                  LTD.



    By:  _________________________

         Name: ___________________

         Title: __________________




    III GLOBAL, LTD.



                                            By:
    _________________________

         Name: ___________________

         Title: __________________

                               ACKNOWLEDGMENT


         The undersigned hereby
acknowledges receipt of a copy of the foregoing Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Lenders or its nominee or the exercise of voting rights by the Lenders or their nominees.


RECEIVABLES FINANCE 92-1

INCORPORATED


                             By:
    ___________________________

    Name: _____________________

    Title: ______________________



RECEIVABLES FINANCE 93-1

INCORPORATED


                             By:
    ___________________________

    Name: _____________________

    Title: ______________________


                             MF
RECEIVABLE FINANCE COMPANY


                             By:
    ___________________________

    Name: _____________________

    Title: ______________________


                             MF
COMMISSION FINANCE 1994-1

CORPORATION


                             By:
    ___________________________

    Name: _____________________

    Title: ______________________




                                 EXHIBIT A
                                     to
                              PLEDGE AGREEMENT
                         dated as of March __, 1997



                         Pledged Stock Certificates





              Number of
Name of Direct
Issued and
  Subsidiary
Outstanding Shares


Receivables Finance 92-1 Incorporated
[__________]

Receivables Finance 93-1 Incorporated
[__________]

MF Receivable Finance Company
      [__________]

MF Commission Finance 1994-1 Corporation
[__________]

                                 EXHIBIT B
                                     to
                              PLEDGE AGREEMENT
                         dated as of March __, 1997



                            Form of Stock Power




                                STOCK POWER


         FOR VALUE RECEIVED, the
undersigned does hereby sell, assign and transfer to _____________________________ _____ Shares of Common
Stock of [INSERT NAME OF DIRECT SUBSIDIARY], a
Delaware corporation, represented by Certificate No. __ (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint
___________________________________ as the
undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated: _______________



                             AEGIS
CAPITAL MARKETS, INC.

(D/B/A MARKETS)


                             By:
    _________________________

    Title:

                             TABLE OF CONTENTS


    1.  Pledge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

    2.  Security for Liabilities . . . . . . . . . . . . . . . . . . . . . 2

    3.  Pledged Collateral Adjustments . . . . . . . . . . . . . . . . . . 2

    4.  Subsequent Changes Affecting Pledged
    Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

    5.  Representations and Warranties . . . . . . . . . . . . . . . . . . 3

    6.  Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . 4

    7.  Dividends and Other Distributions. . . . . . . . . . . . . . . . . 4

    8.  Transfers and Other Liens. . . . . . . . . . . . . . . . . . . . . 5

    9.  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

    10.  Security Interest Absolute. . . . . . . . . . . . . . . . . . . . 7

    11.  Lenders Appointed Attorney-in-Fact. . . . . . . . . . . . . . . . 7

    12.  Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

    13.  Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

    14.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

    15.  Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . 8

    16.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . 8

    17.  Consent to Jurisdiction;
    Counterclaims; Forum Non Conveniens. . . . . . . . . . . . . . . . . . 8

    18.  WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . . . . . . 9

    19.  Waiver of Bond. . . . . . . . . . . . . . . . . . . . . . . . . . 9

    20.  Advice of Counsel . . . . . . . . . . . . . . . . . . . . . . . . 9

    21.  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . 9

    22.  Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . 9

    23.  The Lenders' Duty of Care . . . . . . . . . . . . . . . . . . . .10

    24.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

    25.  Amendments, Waivers and Consents. . . . . . . . . . . . . . . . .11

    26.  Section Headings. . . . . . . . . . . . . . . . . . . . . . . . .11

    27.  Execution in Counterparts . . . . . . . . . . . . . . . . . . . .11

    28.  Merger. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

    29.  Bailment, Agency for Possession . . . . . . . . . . . . . . . . .11







                                  EXHIBITS


EXHIBIT A          --   Pledged Stock Certificates

EXHIBIT B          --   Form of Stock Power
I:\AHC_COM\10_105_6.WPD   May 8, 1997 (5:1p)